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                                                                Exhibit 99.1



                                  PRESS RELEASE


FOR IMMEDIATE RELEASE - April 13, 2005 (4:00 p.m. Central Time)

CAPITAL BANCORP, INC.
1820 WEST END AVENUE
NASHVILLE, TENNESSEE 37203

Contact: Sally P. Kimble, Executive Vice President and Chief Financial Officer (615.234.1614)

                  CAPITAL BANCORP, INC., NASHVILLE, TENNESSEE,
                 ANNOUNCES FIRST QUARTER 2005 EARNINGS INCREASE

Nashville, Tennessee, April 13, 2005 - Capital Bancorp, Inc. today issued the following statement:

Capital Bancorp, Inc. reported consolidated earnings and financial highlights for the quarter ended March 31, 2005. Capital Bancorp, Inc. is the parent company of Capital Bank & Trust Company. These results included:

Net income for the first quarter of 2005 was $811,000, or $0.23 basic earnings per common share, up 34.5% from $603,000, or $0.19 basic earnings per common share, for the same period in 2004. The earnings increase is primarily attributable to increased interest income due to increased loan volume during the period.

The Company continues to report growth based on the increase in loans and deposits at its subsidiary, Capital Bank & Trust Company. Total assets have increased $20,284,000, or 5.4%, from $374,109,000 at December 31, 2004, to
$394,393,000 at March 31, 2005. Loans, net of allowance for possible loan losses and unearned interest and fees, increased $23,800,000, or about 8.2%, during the first quarter of 2005, ending the period at $313,138,000. Total deposits increased $23,489,000, or 8.4%, to $303,516,000 during the same period.

In commenting on the Company's first quarter performance, R. Rick Hart, Chairman, President and CEO, said: "Our results for the first quarter of 2005 have been outstanding. We are experiencing solid growth, thereby allowing us to exceed our expectations. We have accomplished these results by having a tremendously talented group of dedicated professionals committed to building Capital Bank & Trust soundly."

Included with this press release is a copy of the Company's unaudited balance sheet and income statement for the periods indicated. This unaudited information should be read in conjunction with the notes to the consolidated financial statements presented in the Company's December 31, 2004 Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on March 30, 2005.

Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe


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such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, further declines or upward trends in the local, regional, state and national economies, as well as the effects of future government fiscal and monetary policies, and the Bank's ability to attract stable low-cost deposits and to make quality and profitable loans, among other things, are all factors that can have a material impact on the Company's ability to achieve favorable results. To these must be added other risks previously and hereafter identified from time to time in the Company's reports to the Securities and Exchange Commission and in public announcements. In addition, all numbers are unaudited and quarterly results are subject to adjustment in the ordinary course of business. The Company undertakes no obligation to correct or update this information.

Capital Bancorp, Inc. is a registered bank holding company headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its subsidiary Capital Bank & Trust Company, which operates six full-service banking offices in Davidson and Sumner Counties, in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, and Hermitage. Capital Bank & Trust Company also operates a loan production office in Brentwood, Tennessee. For additional information about the Company and the Bank, please visit the Bank's website at www.capitalbk.com.


                                      #####

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                              CAPITAL BANCORP, INC.
                      UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                   AS OF
------------------------------------------------------------------------------------
                                                         UNAUDITED
                                                          MARCH 31,     DECEMBER 31,
(in thousands)                                              2005           2004
-----------------------------------------------------------------------------------
ASSETS

Loans, less allowance for possible loan losses
      and unearned interest and fees                     $ 313,138       $ 289,338
Securities available-for-sale, at market value              58,760          60,789
Loans held for sale                                            795           2,138
Interest-bearing deposits in financial institutions             31               1
Other earning assets                                         2,603           2,540
-----------------------------------------------------------------------------------
      Total earning assets                                 375,327         354,806
-----------------------------------------------------------------------------------

Cash & due from banks                                        5,636           5,733
Bank premises and equipment, net                             4,636           4,612
Interest receivable                                          1,608           1,569
Deferred income taxes                                        1,523           1,220
Other real estate and repossessed assets                       424             383
Cash surrender value of life insurance                       4,655           4,614
Other assets                                                   584           1,172
-----------------------------------------------------------------------------------
        Total Assets                                     $ 394,393       $ 374,109
===================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Total deposits                                           $ 303,516       $ 280,027
Securities sold under repurchase agreements                  3,167           2,808
Federal funds purchased                                      7,190          21,980
Advances from Federal Home Loan Bank                        52,298          41,536
Accrued interest and other liabilites                        2,088           1,970
-----------------------------------------------------------------------------------
Total liabilities                                          368,259         348,321

Stockholders' equity:
Preferred stock                                               --              --
Common stock, no par value                                  14,102          14,080
Retained earnings                                           12,541          11,730
Net unrealized gains/(losses) on available-for-sale
      securities                                              (509)            (22)
-----------------------------------------------------------------------------------
Total stockholders' equity                                  26,134          25,788
-----------------------------------------------------------------------------------
        Total Liabilities and Stockholders' Equity       $ 394,393       $ 374,109
===================================================================================


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                              CAPITAL BANCORP, INC.
                    UNAUDITED CONSOLIDATED INCOME STATEMENTS



                                                        THREE MONTHS ENDED MARCH 31,
------------------------------------------------------------------------------------
(in thousands, except earnings per share)                   2005            2004
------------------------------------------------------------------------------------
Interest income                                           $ 5,577         $ 3,973
Interest expense                                            2,095           1,381
------------------------------------------------------------------------------------
Net interest income                                         3,482           2,592
Provision for loan losses                                     339             299
------------------------------------------------------------------------------------
       Net interest income after provision for loan
         losses                                             3,143           2,293
------------------------------------------------------------------------------------
Non-interest income:
    Service charges on deposit accounts                       263             276
    Other fees and commissions                                 28              25
    Gain on sales of loans                                    111             157
    Gain on sales of other real estate                          1               1
    Other non-interest income                                  64              65
------------------------------------------------------------------------------------
       Total non-interest income                              467             524
------------------------------------------------------------------------------------
Non-interest expense:
    Employee salaries and benefits                          1,448           1,042
    Building and equipment expense                            299             295
    Other operating expenses                                  612             560
    Loss on sale/writedown of repossessed assets                3               4
------------------------------------------------------------------------------------
       Total non-interest expense                           2,362           1,901
------------------------------------------------------------------------------------
Income before income tax expense                            1,248             916
Income tax expense                                            437             313
------------------------------------------------------------------------------------

Net income                                                $   811         $   603
====================================================================================

Basic earnings per common share                           $  0.23         $  0.19
====================================================================================
